1 OCTOBER 30, 2023 SUPPLEMENTAL FINANCIAL REPORT THIRD QUARTER 2023 Exhibit 99.2

2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the economy and the Company’s investments, financial condition and business operation; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as in the Company’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties (including impacts associated with accelerating inflationary trends, recent and potential further interest rate increases, the volatility of interest rates, credit spreads and the transition from LIBOR to SOFR, increased market volatility affecting commercial real estate businesses and public securities); the Company's use of leverage and interest rate mismatches between the Company’s assets and borrowings could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to simplify the portfolio, realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company’s ability to maintain or grow the dividend at all in the future; defaults by borrowers in paying debt service on outstanding indebtedness; borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations, population shifts and migration, reduced demand for office, multifamily, hospitality or retail space) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including available capacity under and margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO’s on a go forward basis, including at a reduced cost of capital; the impact of legislative, regulatory, tax and competitive changes, regime changes and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business; and the impact of the conflict between Russia and Ukraine, global trade tensions, and the implementation and expansion of economic and trade sanctions. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as in BrightSpire Capital’s other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large publicly-traded, diversified and internally-managed commercial real estate credit REIT

Diversified Portfolio

Of Primarily Senior Loans & Net Lease Assets

$4.5B Total At-Share Assets (Undepreciated)

$3.1B Total Loan Portfolio

- *92 total loans, $34M average size*
- *98% floating-rate loan portfolio*

Liquidity

$348M Total Liquidity[1]

$183M Total Unrestricted Cash (or $1.41 per share)[2]

Strong liquidity position to navigate changing market environment

Balance Sheet

1.9x Debt-to-Equity Ratio[3]

$11.55 Undepreciated Book Value Per Share

Fully undrawn $165M revolver, $805M master repurchase facilities availability[2]

Earnings & Dividend Coverage

$0.20 Q3'23 Quarterly Dividend Per Share

$0.28 Q3'23 Adjusted Distributable Earnings Per Share*

- ***140% Adjusted Distributable Earnings Coverage***
- *Positioned for current rate environment*

* Refer to the Appendix for a definition and reconciliation to GAAP net income (loss)
As of September 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

BRIGHTSPIRE CAPITAL

3

4 SUMMARY RESULTS & SUBSEQUENT EVENTS UPDATE PORTFOLIO FINANCIAL RESULTS LIQUIDITY & CAPITALIZATION As of September 30, 2023, unless otherwise stated; at BRSP share See footnotes in the appendix • $348 million of available liquidity ($183 million of unrestricted cash and $165 million of revolver capacity)(2) • $2.0 billion of total master repurchase facility capacity with $805 million of availability(2) • GAAP Net Income of $12.4 million, or $0.09 per share • Distributable Earnings of $31.0 million, or $0.24 per share • Adjusted Distributable Earnings of $35.8 million, or $0.28 per share • GAAP net book value of $10.11 per share and undepreciated book value of $11.55 per share • Declared and paid a quarterly dividend of $0.20 per share for Q3’23, 14.8% yield on current share price(4) and 140% dividend coverage (based on Q3’23 Adjusted Distributable Earnings) • $4.5 billion total at-share assets; predominantly senior loans and net lease assets • $3.1 billion loan portfolio with an average loan size of $34 million and W.A. unlevered yield of 9.3% • $58 million of repayment proceeds across two loans in Q3’23 • W.A. risk ranking of 3.2 in line with TTM (3.1 as of Q2’23) – One upgrade on a multifamily loan and six downgrades across four multifamily loans and two office loans – 12 watch list loans totaling $575 million or 18% of the total loan portfolio (including 6% related to the San Jose, CA senior hotel loan) • Total CECL reserve of $90 million, or $0.69 per share – Charged off $0.19 per share of specific CECL reserves related to two loans – i) Milpitas, CA mezzanine B- note and ii) Oakland, CA senior office loan that was acquired through a deed-in-lieu foreclosure – In addition, recorded $0.04 per share of specific CECL reserves related to a Washington, D.C. senior office loan and increased our general CECL reserve by $0.02 per share • $700 million net lease assets (undepreciated) with a W.A. lease term of 10.0 years

5 34% 28% 23% 14% 1% Stockholders' equity (undepreciated) Master repurchase facilities (limited recourse) Securitization bonds payable (non-recourse) Mortgage debt (non-recourse) Other debt (non-recourse) F INANCIAL OVERVIEW * Includes FX translation, equity-based compensation and other OCI adjustments As of September 30, 2023, unless otherwise stated; at BRSP share See footnotes in the appendix Undepreciated Book Value Per Share Bridge Capital StructureKey Financial Metrics GAAP Net Income ($M) Per Share $12.4 $0.09 Distributable Earnings ($M) Per Share $31.0 $0.24 Adjusted Distributable Earnings ($M) Per Share $35.8 $0.28 Total At-Share Assets ($B) (Undepreciated) $4.5 Total Debt Outstanding (UPB) ($B) Debt-to-Equity(3) $2.8 1.9x Book Value (GAAP) ($B) Per Share $1.3 $10.11 Book Value (Undepreciated) ($B) Per Share $1.5 $11.55 CECL Reserve (General) ($M) Per Share / Basis Points (“BPS”)(5) $55.0 $0.42 / 167 bps CECL Reserve (Specific) ($M) Per Share $34.7 $0.27 Total capitalization $4.3B * $11.53 $11.55$0.08 ($0.06) <($0.01) $10.00 $10.50 $11.00 $11.50 $12.00 6/30/23 Undepreciated BVPS Earnings in Excess of Dividends Change in CECL Reserve Other 9/30/23 Undepreciated BVPS

6 (At BRSP share) Investment count Carrying value Net carrying value Per share Senior mortgage loans 87 3,032$ 796$ 6.12$ Mezzanine loans 5 78 78 0.60 General CECL reserves (55) (55) (0.42) Total loan portfolio 92 3,055 819 6.30 Net lease & other real estate 13 817 219 1.68 CRE debt securities(6) 1 3 3 0.02 Total investment portfolio 106 3,876$ 1,040$ 8.00$ Plus: cash & net assets(7) 463 274 2.11 Total - GAAP 4,339$ 1,314$ 10.11$ Plus: accumulated D&A(8) 187 187 1.44 Total - Undepreciated 4,526$ 1,501$ 11.55$ 80% 20% <1% Loan portfolio Net lease & other real estate CRE debt securities 41% 39% 8% 7% 4% 1% Multifamily Office Industrial Hotel Mixed-use Retail Above charts exclude the impact of general CECL reserves. In addition, “Property Type” chart excludes CRE debt securities $ in millions, except per share data; as of September 30, 2023; at BRSP share See footnotes in the appendix PORTFOLIO OVERVIEW Based on GAAP net carrying value as of September 30, 2023 Based on GAAP gross carrying value as of September 30, 2023 (6) Investment Type Property Type Portfolio Overview

7 $3,164 $3,110 $22 ($58) ($14) ($4) 6/30/23 Loan Portfolio Additional Loan Fundings Total Repayments REO / DIL Foreclosure Other 9/30/23 Loan Portfolio Above charts based on GAAP gross carrying value and excludes the impact of general CECL reserves As of September 30, 2023, unless otherwise stated; at BRSP share See footnotes in the appendix LOAN PORTFOLIO OVERVIEW 97% 3% Senior mortgage loans Mezzanine loans Overview Investment Type Property Type 92 Total number of investments $3.1B Total loan portfolio $34M Average investment size 0.6 yrs. W.A. remaining term(9) 2.6 yrs. W.A. extended remaining term(10) 9.3% W.A. unlevered all-in yield(11) 3.2 W.A. risk ranking 100% of senior loans are floating rate 69% W.A. loan-to-value (senior loans only) Northeast 14% Region Southeast 7% Southwest 36% West 43% 52% 32% 9% 5% 2% Multifamily Office Hotel Mixed-use Industrial Loan Portfolio Activity (13) Total Loan Count 96 Total Loan Count 92 (12)

8 Collateral Type Region Exposure as a % of Carrying Value (At BRSP share) Number of investments Carrying value % of carrying value West Southwest Northeast Southeast Multifamily 53 1,614,533$ 52% 18% 29% 1% 3% Office 30 1,010,238 32% 15% 7% 7% 4% Hotel 3 278,885 9% 9% -- 0% -- Mixed-use 3 152,406 5% -- -- 5% -- Industrial 3 54,408 2% 2% -- -- -- Total 92 3,110,470$ 100% 43% 36% 14% 7% General CECL reserves (55,004) Total – Net of general CECL reserves 3,055,466$ Above charts based on GAAP gross carrying value and excludes the impact of general CECL reserves $ in thousands; as of September 30, 2023; at BRSP share LOAN PORTFOLIO DIVERSIFICATION Multifamily Office Hotel Mixed-use Industrial Property Type Exposure by Region 56% 35% 6% 3% 46% 22% 21% 11% 96% 4% 100% 100% West  Southwest  Northeast  Southeast

9 (At BRSP share) Number of investments Carrying value % of carrying value Net carrying value W.A. unlevered all-in yield(11) W.A. extended term (years)(10) Floating rate Senior mortgage loans 87 3,032,483$ 98% 795,809$ 9.2% 2.6 Mezzanine loans 1 12,450 0% 12,450 17.3% 0.2 Total / W.A. floating rate 88 3,044,933 98% 808,259 9.3% 2.6 Fixed rate Mezzanine loans 4 65,537 2% 65,537 11.1% 2.6 Total / W.A. fixed rate 4 65,537 2% 65,537 11.1% 2.6 Total / W.A. 92 3,110,470$ 100% 873,796$ 9.3% 2.6 General CECL reserves (55,004) (55,004) Total / W.A. – Net of general CECL reserves 3,055,466$ 818,792$ Note: carrying value and net carrying value in the above table includes the impact of specific CECL reserves $ in thousands; as of September 30, 2023; at BRSP share See footnotes in the appendix LOAN PORTFOLIO SUMMARY

10 LOAN PORTFOLIO MATURITIES Fully Extended Loan Maturities(10) $71 $318 $443 $1,336 $942 $3 $24 $25 $79 $69 $0 $250 $500 $750 $1,000 $1,250 $1,500 2023 2024 2025 2026 2027+ Fully extended loan maturities (carrying value) Unfunded commitments $ in M ill io ns Weighted average fully extended remaining term of approximately 2.6 years across the loan portfolio Above chart based on GAAP gross carrying value and excludes the impact of general CECL reserves As of September 30, 2023, unless otherwise stated; at BRSP share See footnotes in the appendix

11 0% 3% 79% 16% 2% 1 2 3 4 5 Q3'23 Risk Ranking by Collateral Type Risk Ranking Overview LOAN PORTFOLIO RISK RANKINGS & CECL RESERVE Above charts based on GAAP gross carrying value and excludes the impact of general CECL reserves, unless otherwise stated As of September 30, 2023, unless otherwise stated; at BRSP share Q3’23 W.A. Risk Ranking 3.2 CECL Reserve Overview $52M $55M $55M $35M Q2'23 Q3'23 Specific CECL Reserve General CECL Reserve 3.1 3.1 3.7 3.0 3.03.1 3.1 3.7 3.0 3.0 Multifamily Office Hotel Mixed-use Industrial Q2'23 Q3'23 Total Reserve $107M ($0.83/share) Total Reserve $90M ($0.69/share) Loan Count 3 Loan Count 77 Loan Count 10 Q2’23 W.A. Risk Ranking: 3.1 Q3’23 W.A. Risk Ranking: 3.2 100% Risk Rank 5 57% Risk Rank 4 & 5 43% Risk Rank 2 & 3 100% Risk Rank 5 38% Risk Rank 4 62% Risk Rank 2 & 3 Loan Count 2

12 Investment Boston, MA Senior Loan (Loan 54) Carlsbad, CA Senior Loan (Loan 55) San Jose, CA Senior Loan (Loan 56) Phoenix, AZ Senior Loan (Loan 57) Baltimore, MD Senior Loan (Loan 58) Investment Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Origination Date / Transaction Type February 2022 / Acquisition December 2018 / Refinancing August 2018 / Acquisition January 2021 / Acquisition February 2019 / Refinancing Collateral 185k RSF Class-A Office 415k RSF Class-B Office 302k RSF Class-B Office 333k RSF Class-A Office 502k RSF Class-A Office Carrying Value / % of Total Office Loan Portfolio $85M / 8% $76M / 8% $74M / 7% $72M / 7% $59M / 6% Loan Basis $459 / RSF $183 / RSF $245 / RSF $217 / RSF $117 / RSF Cash Coupon SOFR + 3.8% SOFR + 4.4% SOFR + 2.6% SOFR + 3.7% SOFR + 3.6% Extended Maturity Date(10) March 2027 December 2024 August 2025 February 2026 February 2025 Risk Ranking (Q3’23 / Q2’23) 3 / 3 3 / 3 3 / 3 3 / 3 3 / 3 Property Photos LOAN PORTFOLIO TOP 5 OFFICE LOANS As of September 30, 2023, unless otherwise stated; at BRSP share See footnotes in the appendix

NET LEASE REAL ESTATE & OTHER REAL ESTATE SUMMARY

(At BRSP share)	Number of investments	BRSP ownership %	Rentable square feet ("RSF")	Carrying value	% of carrying value	Net carrying value	Q3'23 NOI (at BRSP share)	W.A. % leased at end of period[14]	W.A. remaining lease term (years)[15]
Net lease real estate ("NNN")									
Office*	3	100%	1,812 RSF	$ 296,948	36%	$ 95,803	$ 6,054	100%	6.4
Industrial	1	100%	2,787 RSF	247,236	30%	47,236	5,052	100%	14.9
Retail	4	100%	468 RSF	28,800	4%	(9,715)	1,124	100%	4.5
Total / W.A. - NNN	**8**	**100%**	**5,068 RSF**	**$ 572,984**	**70%**	**$ 133,324**	**$ 12,230**	**100%**	**10.0**
Other real estate ("Other RE")									
Office	5	95%	1,784 RSF	$ 244,440	30%	$ 85,724	$ 4,463	64%	4.8
Total / W.A. – Other RE	**5**	**95%**	**1,784 RSF**	**$ 244,440**	**30%**	**$ 85,724**	**$ 4,463**	**64%**	**4.8**
Total / W.A.	**13**	**99%**	**6,852 RSF**	**$ 817,425**	**100%**	**$ 219,048**	**$ 16,694**	**89%**	**8.4**
Accumulated depreciation and amortization[8]				187,214		187,214			
Total / W.A. – Undepreciated				**$ 1,004,639**		**$ 406,262**			

Region


West
37%
Midwest
16%
Northeast
19%
Europe
28%

Property Type


4%
30%
66%
Office
Industrial
Retail

W.A. Remaining Lease Term[15]


<1%
24%
76%
5.0+
2.5 - 5.0
<2.5

BRIGHTSPIRE CAPITAL

* Net lease office NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property
Above charts based on GAAP gross carrying value; $ and RSF in thousands; as of September 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

13

LOAN PORTFOLIO WATCH LIST LOANS

Investment	Phoenix, AZ Multifamily Senior Loan (Loan 6)	Washington, D.C. Office Senior Loan (Loan 76)	San Jose, CA Hotel Senior Loan (Loan 84)	Las Vegas, NV Multifamily Senior Loan (Loan 4)	Las Vegas, NV Multifamily Senior Loan (Loan 5)	Arlington, TX Multifamily Senior Loan (Loan 7)
Investment Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Origination Date / Transaction Type	November 2021 / Acquisition	July 2019 / Acquisition	January 2018 / Acquisition	May 2022 / Acquisition	May 2021 / Acquisition	February 2021 / Acquisition
Collateral	Multifamily / 236 units	Office / 203k RSF	Hotel / 805 keys	Multifamily / 240 units	Multifamily / 252 units	Multifamily / 436 units
Carrying Value	$45M	$20M	$193M	$50M	$47M	$44M
Loan Basis	$191k / Unit	$99 / RSF	$240k / Key	$207k / Unit	$186k / Unit	$102k / Unit
Cash Coupon	SOFR + 3.5%	n/a*	SOFR + 4.8%	SOFR + 3.6%	SOFR + 3.5%	SOFR + 3.7%
Extended Maturity Date[(10)]	December 2026	August 2024	November 2026	June 2027	June 2026	February 2026
Risk Ranking (Q3'23 / Q2'23)	5 / 4	5 / 5	4 / 4	4 / 4	4 / 3	4 / 4

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
As of September 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

14

15 LOAN PORTFOLIO WATCH LIST LOANS (CONT’D) As of September 30, 2023, unless otherwise stated; at BRSP share See footnotes in the appendix Investment Tualatin, OR Office Senior Loan (Loan 61) Reston, VA Office Senior Loan (Loan 62) Dallas, TX Office Senior Loan (Loan 63) Denver, CO Multifamily Senior Loan (Loan 27) Phoenix, AZ Multifamily Senior Loan (Loan 46) Richardson, TX Office Senior Loan (Loan 81) Investment Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Origination Date / Transaction Type November 2021 / Refinancing September 2021 / Refinancing November 2021 / Refinancing May 2022 / Acquisition June 2021 / Acquisition November 2021 / Acquisition Collateral Office / 342k RSF Office/ 270k RSF Office / 328k RSF Multifamily / 142 units Multifamily / 165 units Office / 122k RSF Carrying Value $39M $38M $37M $29M $19M $14M Loan Basis $115 / RSF $141 / RSF $112 / RSF $201k / Unit $117k / Unit $111 / RSF Cash Coupon SOFR + 4.0% SOFR + 4.1% SOFR + 4.0% SOFR + 3.5% SOFR + 3.5% SOFR + 4.1% Extended Maturity Date(10) December 2026 October 2026 December 2025 June 2027 July 2026 December 2026 Risk Ranking (Q3’23 / Q2’23) 4 / 4 4 / 4 4 / 3 4 / 3 4 / 3 4 / 3

INVESTMENT DETAIL

Loan Portfolio

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[11]	Extended maturity date[10]	LTV	Q3'23 Risk ranking	Q2'23 Risk ranking
Multifamily											
Loan 1 *	Senior	Jun-19	Santa Clara, CA	$ 57	Floating	S+5.5%	10.8%	Jun-24	69%	3	3
Loan 2	Senior	Jul-21	Dallas, TX	50	Floating	S+3.4%	8.7%	Aug-26	74%	3	3
Loan 3	Senior	Mar-22	Austin, TX	50	Floating	S+3.3%	9.2%	Mar-27	75%	3	3
Loan 4	Senior	May-22	Las Vegas, NV	50	Floating	S+3.6%	9.4%	Jun-27	74%	4	4
Loan 5	Senior	May-21	Las Vegas, NV	47	Floating	S+3.5%	9.2%	Jun-26	70%	4	3
Loan 6	Senior	Nov-21	Phoenix, AZ	45	Floating	S+3.5%	9.3%	Dec-26	74%	5	4
Loan 7	Senior	Feb-21	Arlington, TX	44	Floating	S+3.7%	9.5%	Feb-26	81%	4	4
Loan 8	Senior	Mar-21	Richardson, TX	43	Floating	S+3.5%	9.1%	Mar-26	75%	3	3
Loan 9	Senior	Jul-21	Jersey City, NJ	43	Floating	S+3.1%	8.8%	Aug-26	66%	3	3
Loan 10	Senior	Dec-20	Austin, TX	43	Floating	S+3.8%	9.4%	Jan-26	54%	3	3
Subtotal / W.A. top 10 multifamily				$ 473		3.7%	9.4%	May-26	n/a	3.5	n/a
Loan 11	Senior	Mar-21	Fort Worth, TX	$ 42	Floating	S+3.6%	9.3%	Apr-26	83%	3	3
Loan 12	Senior	Mar-22	Louisville, KY	42	Floating	S+3.7%	9.6%	Apr-27	72%	3	3
Loan 13	Senior	Jul-21	Dallas, TX	40	Floating	S+3.2%	8.5%	Aug-26	77%	3	3
Loan 14	Senior	Dec-21	Denver, CO	40	Floating	S+3.3%	9.0%	Dec-26	74%	3	3
Loan 15	Senior	Mar-22	Long Beach, CA	38	Floating	S+3.4%	9.2%	Apr-27	74%	3	3
Loan 16	Senior	Jul-22	Irving, TX	38	Floating	S+3.6%	9.4%	Aug-27	73%	3	3
Loan 17	Senior	Jan-22	Dallas, TX	36	Floating	S+3.5%	9.4%	Feb-27	75%	3	3
Loan 18	Senior	Sep-21	Carrollton, TX	36	Floating	S+3.2%	8.9%	Oct-25	73%	3	3
Loan 19	Senior	Jan-22	Los Angeles, CA	36	Floating	S+3.4%	9.0%	Feb-27	65%	3	3
Loan 20	Senior	Mar-21	Fremont, CA	34	Floating	S+3.5%	8.8%	Apr-26	76%	3	3
Subtotal / W.A. top 20 multifamily				$ 854		3.6%	9.3%	Jul-26	n/a	3.3	n/a
Loan 21	Senior	Jul-21	Phoenix, AZ	$ 32	Floating	S+3.4%	9.0%	Aug-26	74%	3	3
Loan 22	Mezzanine	Dec-19	Milpitas, CA	32	Fixed	n/a	10.2%	Mar-26	58% - 79%	3	3
Loan 23	Senior	Mar-21	Mesa, AZ	31	Floating	S+3.8%	9.5%	Apr-26	83%	3	3
Loan 24	Senior	Apr-21	Las Vegas, NV	30	Floating	S+3.2%	8.9%	May-26	76%	2	2
Loan 25	Senior	Apr-22	Mesa, AZ	30	Floating	S+3.4%	9.0%	May-27	75%	3	3
Loan 26	Senior	Jul-21	Plano, TX	29	Floating	S+3.2%	8.9%	Feb-25	82%	3	3
Loan 27	Senior	May-22	Denver, CO	29	Floating	S+3.5%	9.3%	Jun-27	73%	4	3
Loan 28	Senior	Feb-22	Long Beach, CA	29	Floating	S+3.4%	9.2%	Mar-27	67%	3	3
Loan 29	Senior	Aug-21	Glendale, AZ	28	Floating	S+3.3%	8.9%	Sep-26	75%	3	4
Loan 30	Senior	May-21	Houston, TX	28	Floating	S+3.1%	8.4%	Jun-26	67%	3	3
Loan 31	Senior	Dec-21	Fort Mill, SC	27	Floating	S+3.3%	8.9%	Jan-27	71%	3	3
Loan 32 *	Mezzanine	Feb-22	Las Vegas, NV	26	Fixed	7.0%	12.3%	Feb-27	56% - 79%	3	3
Loan 33	Senior	Dec-21	Phoenix, AZ	25	Floating	S+3.6%	9.3%	Jan-27	75%	3	3
Loan 34	Senior	Jul-22	Irving, TX	25	Floating	S+3.6%	9.4%	Aug-27	72%	3	3
Loan 35	Senior	Mar-22	Glendale, AZ	24	Floating	S+3.5%	9.1%	Mar-27	73%	3	3
Loan 36	Senior	Jul-21	Aurora, CO	24	Floating	S+3.2%	8.9%	Jul-26	73%	3	3
Loan 37	Senior	Mar-22	Phoenix, AZ	24	Floating	S+3.7%	9.3%	Apr-27	75%	3	3

* Loans in which the underlying collateral is related to construction/development projects
$ in millions; as of September 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

BRIGHTSPIRE CAPITAL
16

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[11]	Extended maturity date[10]	LTV	Q3'23 Risk ranking	Q2'23 Risk ranking
Loan 38	Senior	Nov-21	Austin, TX	$ 23	Floating	S+3.4%	9.0%	Nov-26	71%	3	3
Loan 39	Senior	Jun-21	Phoenix, AZ	22	Floating	S+3.3%	8.9%	Jul-26	75%	2	2
Loan 40	Senior	Jul-21	Oregon City, OR	22	Floating	S+3.4%	9.0%	Aug-26	73%	3	3
Loan 41	Senior	Jan-22	Austin, TX	20	Floating	S+3.4%	9.2%	Feb-27	75%	3	3
Loan 42	Senior	Sep-21	Denton, TX	20	Floating	S+3.3%	8.9%	Oct-25	70%	3	3
Loan 43	Senior	Aug-21	La Mesa, CA	20	Floating	S+3.0%	8.3%	Aug-25	70%	3	3
Loan 44	Senior	Dec-21	Gresham, OR	19	Floating	S+3.6%	9.4%	Jan-27	74%	3	3
Loan 45	Senior	Sep-21	Bellevue, WA	19	Floating	S+3.0%	8.3%	Sep-25	64%	3	3
Loan 46	Senior	Jun-21	Phoenix, AZ	19	Floating	S+3.5%	8.8%	Jul-26	63%	4	3
Loan 47	Senior	May-22	Charlotte, NC	18	Floating	S+3.5%	9.3%	May-27	61%	3	3
Loan 48	Senior	Jul-21	Salt Lake City, UT	18	Floating	S+3.4%	9.0%	Aug-26	73%	3	3
Loan 49	Senior	Apr-22	Tacoma, WA	18	Floating	S+3.3%	9.1%	May-27	72%	3	3
Loan 50	Senior	Jun-21	Phoenix, AZ	17	Floating	S+3.2%	8.9%	Jul-26	75%	3	3
Loan 51	Senior	Jul-21	Durham, NC	15	Floating	S+3.4%	9.0%	Aug-26	58%	3	3
Loan 52	Senior	Mar-22	Glendale, AZ	11	Floating	S+3.5%	9.1%	Mar-27	73%	3	3
Loan 53	Mezzanine	Jul-14	Various - TX	4	Fixed	9.5%	9.5%	Aug-24	71% – 83%	3	3
Total / W.A. multifamily loans				$ 1,615		3.5%	9.2%	Aug-26	n/a	3.1	n/a
Office											
Loan 54	Senior	Feb-22	Boston, MA	$ 85	Floating	S+3.8%	9.6%	Mar-27	54%	3	3
Loan 55	Senior	Dec-18	Carlsbad, CA	76	Floating	S+4.4%	9.7%	Dec-24	67%	3	3
Loan 56	Senior	Aug-18	San Jose, CA	74	Floating	S+2.6%	7.9%	Aug-25	75%	3	3
Loan 57	Senior	Jan-21	Phoenix, AZ	72	Floating	S+3.7%	9.3%	Feb-26	70%	3	3
Loan 58	Senior	Feb-19	Baltimore, MD	59	Floating	S+3.6%	8.9%	Feb-25	74%	3	3
Loan 59	Senior	May-22	Plano, TX	40	Floating	S+4.3%	9.9%	Jun-27	64%	3	3
Loan 60	Senior	Apr-22	Plano, TX	39	Floating	S+4.1%	9.8%	May-27	70%	3	3
Loan 61	Senior	Nov-21	Tualatin, OR	39	Floating	S+4.0%	9.6%	Dec-26	66%	4	4
Loan 62	Senior	Sep-21	Reston, VA	38	Floating	S+4.1%	9.9%	Oct-26	71%	4	4
Loan 63	Senior	Nov-21	Dallas, TX	37	Floating	S+4.0%	9.8%	Dec-25	61%	4	3
Subtotal / W.A. top 10 office				$ 560		3.8%	9.4%	Mar-26	n/a	3.2	n/a
Loan 64	Senior	Apr-22	San Jose, CA	$ 34	Floating	S+4.2%	10.0%	Apr-27	70%	3	3
Loan 65	Senior	Jun-21	South Pasadena, CA	34	Floating	S+5.0%	10.3%	Jun-26	69%	3	3
Loan 66	Senior	Apr-21	San Diego, CA	33	Floating	S+3.6%	9.3%	May-26	55%	3	3
Loan 67	Senior	Jun-17	Miami, FL	30	Floating	S+5.8%	11.1%	Dec-23	73%	3	3
Loan 68	Senior	Mar-22	Blue Bell, PA	28	Floating	S+4.2%	9.5%	Apr-25	59%	3	3
Loan 69	Senior	Nov-21	Gardena, CA	28	Floating	S+3.6%	9.3%	Dec-26	69%	3	3
Loan 70	Senior	Oct-21	Blue Bell, PA	28	Floating	S+3.8%	9.5%	Nov-23	78%	3	3
Loan 71	Senior	Feb-19	Charlotte, NC	26	Floating	S+3.3%	8.6%	Jul-25	51%	2	2
Loan 72	Senior	Dec-21	Hillsboro, OR	25	Floating	S+4.0%	9.6%	Dec-24	71%	3	3
Loan 73	Senior	Sep-19	San Francisco, CA	24	Floating	S+3.3%	8.6%	Oct-24	82%	3	3
Subtotal / W.A. top 20 office				$ 849		3.9%	9.4%	Jan-26	n/a	3.1	n/a

BRIGHTSPIRE CAPITAL

$ in millions; as of September 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

17

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Investment Type	Origination date	City, State		Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[11]	Extended maturity date[10]	LTV	Q3'23 Risk ranking	Q2'23 Risk ranking
Office												
Loan 74	Senior	Jul-21	Denver, CO	$	23	Floating	S+4.4%	10.1%	Aug-26	66%	3	3
Loan 75	Senior	Aug-19	San Francisco, CA		22	Floating	S+2.9%	8.3%	Sep-24	79%	3	3
Loan 76 *	Senior	Jul-19	Washington, D.C.		20	n/a	n/a	n/a	Aug-24	68%	5	5
Loan 77	Senior	Oct-20	Denver, CO		19	Floating	S+3.7%	9.4%	Nov-25	64%	3	3
Loan 78	Senior	Oct-21	Burbank, CA		16	Floating	S+4.0%	9.7%	Nov-26	57%	3	3
Loan 79	Senior	Aug-21	Los Angeles, CA		16	Floating	S+4.1%	9.4%	Sep-26	58%	3	3
Loan 80	Senior	Nov-21	Charlotte, NC		15	Floating	S+4.5%	10.2%	Dec-26	67%	3	3
Loan 81	Senior	Nov-21	Richardson, TX		14	Floating	S+4.1%	9.8%	Dec-26	71%	4	3
Loan 82	Senior	Sep-19	Salt Lake City, UT		13	Floating	S+2.8%	8.1%	Oct-24	43%	3	3
Loan 83	Mezzanine	Feb-23	Baltimore, MD		3	Fixed	n/a	13.0%	Feb-25	74% – 75%	3	3
Total / W.A. office loans				$	1,010		3.8%	9.3%	Dec-25	n/a	3.1	n/a
Hotel												
Loan 84	Senior	Jan-18	San Jose, CA	$	193	Floating	S+4.8%	10.1%	Nov-26	73%	4	4
Loan 85	Senior	Jun-18	Englewood, CO		73	Floating	S+3.5%	8.8%	Feb-25	62%	3	3
Loan 86	Mezzanine	Jan-17	New York, NY		12	Floating	S+11.0%	17.3%	Dec-23	67% – 80%	3	3
Total / W.A. hotel loans				$	279		4.7%	10.1%	Apr-26	n/a	3.7	n/a
Mixed-use												
Loan 87	Senior	Oct-19	Brooklyn, NY	$	78	Floating	S+4.2%	9.5%	Nov-24	70%	3	3
Loan 88	Senior	Jan-22	New York, NY		46	Floating	S+3.5%	9.3%	Feb-27	67%	3	3
Loan 89	Senior	May-22	Brooklyn, NY		29	Floating	S+4.4%	10.2%	May-27	68%	3	3
Total / W.A. mixed-use loans				$	152		4.0%	9.6%	Jan-26	n/a	3.0	n/a
Industrial												
Loan 90	Senior	Jul-22	Ontario, CA	$	23	Floating	S+3.3%	9.0%	Aug-27	66%	3	3
Loan 91	Senior	Mar-22	City of Industry, CA		20	Floating	S+3.4%	9.2%	Apr-27	67%	3	3
Loan 92	Senior	Mar-22	Commerce, CA		11	Floating	S+3.3%	9.1%	Apr-27	71%	3	3
Total / W.A. industrial loans				$	54		3.3%	9.1%	May-27	n/a	3.0	n/a
Total / W.A. loan portfolio				$	3,110		3.7%	9.3%	May-26	n/a	3.2	n/a
General CECL reserves					(55)							
Total / W.A. loan portfolio, net of general CECL reserves				$	3,055							

BRIGHTSPIRE CAPITAL

* Loans that are on non-accrual status
$ in millions; as of September 30, 2023, unless otherwise stated; at BRSP share
See footnotes in the appendix

18

INVESTMENT DETAIL (CONT'D)

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Undepreciated carrying value	Carrying value	Q3'23 NOI	# of properties	# of buildings	Rentable square feet ("RSF")	W.A. % leased[14]	W.A. lease term (yrs)[15]
Net lease real estate											
Net lease 1	Aug-18	Industrial	Various - U.S.	$ 292	$ 247	$ 5.1	2	2	2,787 RSF	100%	14.9
Net lease 2 *	Jul-18	Office	Stavenger, Norway	271	228	4.2	1	26	1,291 RSF	100%	6.7
Net lease 3	Jul-06	Office	Aurora, CO	55	40	1.1	1	1	184 RSF	100%	4.2
Net lease 4	Jun-06	Office	Indianapolis, IN	39	30	0.7	1	1	338 RSF	100%	7.3
Net lease 5	Sep-06	Retail	Various - U.S.	28	19	0.7	7	7	320 RSF	100%	4.2
Net lease 6	Sep-06	Retail	Keene, NH	6	4	0.1	1	1	45 RSF	100%	5.3
Net lease 7	Sep-06	Retail	South Portland, ME	5	3	0.1	1	1	53 RSF	100%	8.3
Net lease 8	Sep-06	Retail	Fort Wayne, IN	4	3	0.1	1	1	50 RSF	100%	0.9
Total / W.A. net lease real estate				$ 700	$ 573	$ 12.2	15	40	5,068 RSF	100%	10.0
Other real estate											
Other real estate 1 **	Sep-14	Office	Creve Coeur, MO	$ 134	$ 91	$ 2.3	7	7	848 RSF	87%	3.9
Other real estate 2 **	Dec-14	Office	Warrendale, PA	84	68	1.5	5	5	497 RSF	84%	5.6
Other real estate 3	Jun-23	Office	Long Island City, NY	37	36	0.6	1	1	221 RSF	30%	3.5
Other real estate 4	Jun-23	Office	Long Island City, NY	36	36	0.0	1	1	128 RSF	9%	7.0
Other real estate 5	Jul-23	Office	Oakland, CA	13	13	0.1	1	1	91 RSF	42%	3.6
Total / W.A. other real estate				$ 304	$ 244	$ 4.5	15	15	1,784 RSF	64%	4.8
Total / W.A. net lease real estate and other real estate				$ 1,005	$ 817	$ 16.7	30	55	6,852 RSF	89%	8.4

CRE Debt Securities

(At BRSP share)	Carrying value
CRE debt securities	
CRE debt securities (1 investment) ***	$ 3
Total / W.A. CRE debt securities	$ 3

Investment Detail Summary

(At BRSP share)	Number of investments	Undepreciated carrying value	Carrying value
Senior loans	87	$ 3,032	$ 3,032
Mezzanine loans	5	78	78
General CECL reserves		(55)	(55)
Total loan portfolio	92	3,056	3,056
Net lease real estate	8	700	573
Other real estate	5	304	244
Total net lease real estate and other real estate	13	1,005	817
CRE debt securities ***	1	3	3
Total	106	$ 4,063	$ 3,876

BRIGHTSPIRE CAPITAL

* Q3'23 NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property
** The current maturity of the debt on Other real estate 1 is October 2024 and on Other real estate 2 is January 2025
*** CRE Debt Securities includes one PE interest with a total carrying value of $3 million
$ in millions; rentable square feet in thousands; as of September 30, 2023; at BRSP share
See footnotes in the appendix

19

20 As of September 30, 2023, unless otherwise stated; at BRSP share See footnotes in the appendix CAPITALIZATION HIGHLIGHTS Diversified capital structure of primarily non-recourse debt and a 1.9x debt-to-equity ratio. Embedded capacity under existing financing facilities including an undrawn corporate revolver and $805M of repurchase facilities availability 34% 28% 23% 14% 1% Stockholders' equity (undepreciated) Master repurchase facilities (limited recourse) Securitization bonds payable (non-recourse) Mortgage debt (non-recourse) Other debt (non-recourse) $4.3B Total capitalization (excluding cash) $2.8B Total outstanding debt $165M Corporate revolving credit facility availability As of October 27, 2023 (fully undrawn) $805M Master repurchase facilities availability As of October 27, 2023 1.9x Debt-to-equity ratio(3) 63% Debt-to-asset ratio(16) 6.63% Blended all-in cost of financing(17) Capital StructureKey Financial Metrics Total capitalization $4.3B

CAPITALIZATION SUMMARY

(At BRSP share)	Recourse vs. non-recourse[18]	W.A. extended maturity[19]	W.A. contractual interest rate[19]	W.A. all-in COF[17]	Outstanding debt (UPB)
Corporate debt					
Corporate revolving credit facility	Recourse	Jan-27	S + 2.25%	7.68%	$ -
Investment-level debt					
Master repurchase facilities	Limited recourse	Feb-27	S + 1.96%	7.30%	1,207,182
Securitization bonds payable (2021-FL1)	Non-recourse	Aug-38	S + 1.49%	6.83%	670,000
Mortgage debt – net lease (fixed)	Non-recourse	Jul-29	4.39%	4.39%	439,660
Securitization bonds payable (2019-FL1)	Non-recourse	Aug-35	S + 2.14%	7.57%	325,026
Mortgage debt – other real estate (fixed)	Non-recourse	Nov-24	4.40%	4.40%	158,717
Other debt	Non-recourse	Jun-26	S + 4.25%	9.57%	34,466
Total / W.A. debt (BRSP share)		**Jan-31**		**6.63%**	**$ 2,835,051**

	Book value
Stockholders' equity	$ 1,314,178
GAAP net book value (BRSP share)	**1,314,178**
Accumulated depreciation and amortization	187,214
Undepreciated book value (BRSP share)	**1,501,392**
Total capitalization (undepreciated)	**$ 4,336,443**

BRIGHTSPIRE CAPITAL

Note: during the third quarter 2023, the Company recorded approximately $2.4M of amortization of deferred financing costs, which implies approximately 25 bps of annualized financing costs on the Company's total debt capacity as of September 30, 2023
$ in thousands; as of September 30, 2023; at BRSP share
See footnotes in the appendix

21

22 ($15.4) ($11.8) ($7.9) ($4.0) $2.0 $4.0 ($20.0) ($15.0) ($10.0) ($5.0) $0.0 $5.0 (2.00%) (1.50%) (1.00%) (0.50%) 0.25% 0.50% * Reflects incremental changes to SOFR spot rate as of September 30, 2023 $ in millions, except per share data; as of September 30, 2023; at BRSP share 100% of senior mortgage loan value is floating rate INTEREST RATE SENSITIVITY Annual Net Interest Income Sensitivity to Changes in Benchmark Rates – Total Portfolio $ in M ill io ns Incremental Rate of Change* ($0.12) per share SOFR: 5.32% (As of September 30, 2023) ($0.09) per share ($0.06) per share $0.03 per share ($0.03) per share $0.02 per share

23 APPENDIX

24 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. We define Distributable Earnings as GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our OP) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) general CECL reserves determined by probability of default/loss given default (“PD/LGD”) model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include specific CECL reserves when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset. Additionally, we define Adjusted Distributable Earnings as Distributable Earnings excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments, which represent mark-to- market adjustments to investments in unconsolidated ventures based on an exit price, defined as the estimated price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants, (iii) unrealized gains or losses, (iv) realized specific CECL reserves and (v) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above. Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or an indication of our cash flows from operating activities determined in accordance with GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies. The Company calculates Distributable Earnings per share and Adjusted Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe NOI to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI provides a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of GAAP net income (loss) which further limits its usefulness. NOI should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

25 The Company presents pro rata (“at share” or “at BRSP share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the principal amount divided by the appraisal value for the in-place collateral as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value for the in-place collateral as of the date of the most recent as-is appraisal. Construction senior loans’ loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value for the in-place collateral as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value for the in-place collateral as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis. We present risk rankings, which is a supplemental financial disclosure, for loans held for investment. In addition to reviewing loans held for investment for impairment quarterly, we evaluate loans held for investment to determine if a current expected credit losses reserve should be established. In conjunction with this review, we assess the risk factors of each senior and mezzanine loans and preferred equity and assign a risk ranking based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five- point scale, our loans held for investment are ranked “1” through “5,” from less risk to greater risk, and the rankings are updated quarterly. At the time of origination or purchase, loans held for investment are ranked as a “3” and will move accordingly going forward based on the rankings which are defined as follows: 1. Very Low Risk 2. Low Risk 3. Medium Risk 4. High Risk / Potential for Loss – A loan that has a high risk of realizing a principal loss 5. Impaired / Loss Likely – A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss During the three months ended September 30, 2023, the Company simplified its risk ranking definitions. The Company reevaluated its risk rankings based on the simplified definitions and concluded that there was no impact to prior period risk rankings. IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT’D)

26 NOTES REGARDING REPORTABLE SEGMENTS BrightSpire Capital, Inc. (“BRSP”, “BrightSpire Capital”, the “Company” or “We”) currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Senior and Mezzanine Loans and Preferred Equity (“Loans & Preferred Equity Portfolio” or “Loan Portfolio”) The Company’s Loan Portfolio may include senior mortgage loans, mezzanine loans and preferred equity interests (“preferred equity”) as well as participations in such loans. The Loan Portfolio may also include acquisition, development and construction loan arrangements accounted for as equity method investments. • Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile • Mezzanine loans may include other subordinated loans • Preferred equity interests may include related equity participation interests Net Leased Real Estate and Other Real Estate (“Net Lease and Other Real Estate”) The Company’s Net Lease Real Estate investments includes direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance, capital expenditures and real estate taxes. Other Real Estate investments includes direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles. CRE Debt Securities The Company’s Commercial Real Estate (“CRE”) Debt Securities investments previously consisted of BBB and some BB rated CMBS bonds (including Non-Investment Grade “B-pieces” of CMBS securitization pools or “B-Piece” investments), or CRE CLOs (including the junior tranches thereof, collateralized by pools of CRE debt investments). It currently includes one sub-portfolio of a real estate private equity interest (“Private Equity Interest” or “PE Interest”). Corporate The Corporate segment includes corporate-level asset management and other fees including operating expenses, compensation and benefits and restructuring charges.

27 $ in thousands, except per share data; as of September 30, 2023, unless otherwise stated CONSOLIDATED BALANCE SHEET September 30, 2023 (Unaudited) December 31, 2022 Assets Cash and cash equivalents 236,197$ 306,320$ Restricted cash 97,432 92,508 Loans and preferred equity held for investment 3,145,196 3,574,989 Current expected credit loss reserve (89,172) (106,247) Loans and preferred equity held for investment, net 3,056,024 3,468,742 Real estate, net 775,256 732,468 Receivables, net 76,418 40,698 Deferred leasing costs and intangible assets, net 59,890 53,980 Other assets 51,459 55,673 Total assets 4,352,676$ 4,750,389$ Liabilities Securitization bonds payable, net 993,000$ 1,167,600$ Mortgage and other notes payable, net 643,995 656,468 Credit facilities 1,207,182 1,339,993 Accrued and other liabilities 82,464 87,633 Intangible liabilities, net 4,503 4,839 Escrow deposits payable 80,251 79,055 Dividends payable 25,987 25,777 Total liabilities 3,037,382 3,361,365 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively - - Common stock, $0.01 par value per share Class A, 950,000,000 shares authorized, 129,985,107 and 128,872,471 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively 1,300 1,289 Additional paid-in capital 2,862,080 2,853,723 Accumulated deficit (1,543,962) (1,466,568) Accumulated other comprehensive income (loss) (5,240) (676) Total stockholders’ equity 1,314,178 1,387,768 Noncontrolling interests in investment entities 1,116 1,256 Total equity 1,315,294 1,389,024 Total liabilities and equity 4,352,676$ 4,750,389$

28 In thousands, except per share data; as of September 30, 2023, unless otherwise stated; unaudited CONSOLIDATED STATEMENT OF OPERATIONS Three Months Ended September 30, 2023 2022 Net interest income Interest income 75,630$ 63,671$ Interest expense (43,647) (32,944) Interest income on mortgage loans held in securitization trusts - 9,597 Interest expense on mortgage obligations issued by securitization trusts - (8,977) Net interest income 31,983 31,347 Property and other income Property operating income 24,247 22,265 Other income 2,855 1,616 Total property and other income 27,102 23,881 Expenses Property operating expense 7,392 5,814 Transaction, investment and servicing expense 311 932 Interest expense on real estate 6,833 7,047 Depreciation and amortization 8,851 8,572 Increase of current expected credit loss reserve 7,671 40,750 Compensation and benefits (including $5,855 and $2,217 of equity-based compensation expense, respectively) 11,971 8,373 Operating expense 3,286 3,545 Total expenses 46,315 75,033 Other income Other loss, net (220) (30) Income (loss) before equity in earnings of unconsolidated ventures and income taxes 12,550 (19,835) Income tax expense (158) (633) Net income (loss) 12,392 (20,468) Net (income) loss attributable to noncontrolling interests: Investment entities (3) 5 Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders 12,389$ (20,463)$ Net income (loss) per common share – basic 0.10$ (0.16)$ Net income (loss) per common share – diluted 0.09$ (0.16)$ Weighted average shares of common stock outstanding – basic 127,197 126,564 Weighted average shares of common stock outstanding – diluted 129,986 126,564

29 $ in thousands; as of September 30, 2023; unaudited CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT Three Months Ended September 30, 2023 Loans and preferred equity CRE debt securities Net leased and other real estate Corporate Total Net interest income Interest income $ 75,586 -$ -$ 44$ 75,630$ Interest expense (43,340) - - (307) (43,647) Net interest income (expense) 32,246 - - (263) 31,983 Property and other income Property operating income - - 24,247 - 24,247 Other income (19) - 9 2,865 2,855 Total property and other income (19) - 24,256 2,865 27,102 Expenses Property operating expense - - 7,392 - 7,392 Transaction, investment and servicing expense 248 - 31 32 311 Interest expense on real estate - - 6,833 - 6,833 Depreciation and amortization - - 8,817 34 8,851 Increase of current expected credit loss reserve 7,671 - - - 7,671 Compensation and benefits - - - 11,971 11,971 Operating expense 4 - - 3,282 3,286 Total expenses 7,923 - 23,073 15,319 46,315 Other income Other loss, net - - (220) - (220) Income (loss) before equity in earnings of unconsolidated ventures and income taxes 24,304 - 963 (12,717) 12,550 Income tax expense (27) - (131) - (158) Net income (loss) 24,277 - 832 (12,717) 12,392 Net loss attributable to noncontrolling interests: Investment entities - - (3) - (3) Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders $ 24,277 -$ 829$ (12,717)$ 12,389$

30 Reconciliation of consolidated balance sheet to at share balance sheet In thousands, except per share data; as of September 30, 2023; unaudited See footnotes in the appendix RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION As of September 30, 2023 Consolidated NCI(20) At BRSP share(21) Assets Loans and preferred equity held for investment, net 3,056,024$ -$ 3,056,024$ Real estate, net 775,256 13,003 762,253 Deferred leasing costs and intangible assets, net 59,890 633 59,257 Cash, restricted cash, receivables and other assets 461,506 202 461,304 Total assets 4,352,676$ 13,838$ 4,338,838$ Liabilities Securitization bonds payable, net 993,000$ -$ 993,000$ Mortgage and other notes payable, net 643,995 11,870 632,125 Credit facilities 1,207,182 - 1,207,182 Intangible liabilities, net 4,503 418 4,085 Other liabilities, escrow deposits payable and dividends payable 188,702 434 188,268 Total liabilities 3,037,382$ 12,722$ 3,024,660$ Total equity 1,315,294$ 1,116$ 1,314,178$ Total liabilities and equity 4,352,676$ 13,838$ 4,338,838$ Total common shares 129,985 129,985 129,985 GAAP net book value per share 10.12$ 0.01$ 10.11$ Accumulated depreciation and amortization(8) 191,402$ 4,188$ 187,214$ Accumulated depreciation and amortization per share(8) 1.47$ 0.03$ 1.44$ Undepreciated book value 1,506,696$ 5,304$ 1,501,392$ Undepreciated book value per share 11.59$ 0.04$ 11.55$

31 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) Reconciliation of GAAP net book value to undepreciated book value In thousands, except per share data; as of September 30, 2023; unaudited See footnotes in the appendix As of September 30, 2023 GAAP net book value (excluding noncontrolling interests in investment entities) 1,314,178$ Accumulated depreciation and amortization(8) 187,214 Undepreciated book value 1,501,392$ GAAP net book value per share (excluding noncontrolling interests in investment entities) 10.11$ Accumulated depreciation and amortization per share(8) 1.44 Undepreciated book value per share 11.55$ Total common shares 129,985

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income to Distributable Earnings and Adjusted Distributable Earnings

	Three Months Ended September 30, 2023
Net income attributable to BrightSpire Capital, Inc. common stockholders	$ 12,389
Adjustments:	
Non-cash equity compensation expense	5,855
Depreciation and amortization	8,931
Net unrealized loss (gain):	
Other unrealized loss on investments	1,107
General CECL reserves	2,880
Adjustments related to noncontrolling interests	(182)
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$ 30,980
Distributable Earnings per share[22]	$ 0.24
Weighted average number of common shares[22]	129,986

	Three Months Ended September 30, 2023
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$ 30,980
Adjustments:	
Specific CECL reserves	4,791
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$ 35,771
Adjusted Distributable Earnings per share[22]	$ 0.28
Weighted average number of common shares[22]	129,986

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of September 30, 2023; unaudited
See footnotes in the appendix

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33 Reconciliation of GAAP net income to NOI $ in thousands; as of September 30, 2023; unaudited See footnotes in the appendix RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) Three Months Ended September 30, 2023 Net income attributable to BrightSpire Capital, Inc. common stockholders 12,389$ Adjustments: Net income attributable to non-net leased and other real estate portfolios(23) (12,398) Net loss attributable to noncontrolling interests in investment entities 3 Amortization of above- and below-market lease intangibles 97 Interest income (41) Interest expense on real estate 6,875 Other income (10) Transaction, investment and servicing expense 76 Depreciation and amortization 8,817 Operating expense 17 Other gain on investments, net 1,072 Income tax expense 99 NOI attributable to noncontrolling interest in investment entities (302) Total NOI attributable to BrightSpire Capital, Inc. common stockholders 16,694$

34 1. Includes availability under the corporate revolving credit facility and unrestricted cash as of October 27, 2023 2. As of October 27, 2023 3. Debt-to-equity ratio based on BRSP’s share of total outstanding unpaid principal balance (“UPB”) divided by total stockholders’ equity excluding the impact of accumulated depreciation and amortization on real estate investments; stockholders’ equity excludes noncontrolling interests in investment entities 4. Based on annualized Q3’23 quarterly dividend of $0.20/share and BRSP closing share price of $5.40 as of October 27, 2023 5. Reflects general CECL reserve as a % (or bps) of the aggregate commitment amount of the total loan portfolio excluding loans that were evaluated for specific CECL reserves 6. Includes one private equity secondary interest for approximately $3 million 7. Includes cash, restricted cash, net receivables, other assets, accrued and other liabilities, escrow deposits payable and dividends payable 8. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 9. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of September 30, 2023 10. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of September 30, 2023 11. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash PIK interest income and the accrual of origination and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate or benchmark floor as of September 30, 2023 12. During the third quarter of 2023, the Company acquired legal title of one Oakland, California office property through a deed-in-lieu of foreclosure. Following the acquisition, the property is included in the Other Real Estate segment 13. Other includes non-cash payment-in-kind (“PIK”) interest income, accrual of origination and exit fees and specific CECL reserves 14. Represents the percent leased as of September 30, 2023 and is weighted by carrying value 15. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2023 and assumes that no renewal options are exercised. W.A. calculation based on carrying value 16. Debt-to-asset ratio based on total outstanding UPB at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments 17. For W.A. calculations, assumes the applicable floating benchmark rate or benchmark floor as of September 30, 2023 and is weighted on outstanding debt (UPB); excludes amortization of financing costs 18. Subject to customary non-recourse carve-outs 19. W.A. calculation based on outstanding debt (UPB) 20. Represents interests in assets held by third party partners 21. Represents the proportionate share attributed to BRSP based on BRSP’s ownership percentage by asset 22. The Company calculates Distributable Earnings and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares 23. Net income (loss) attributable to non-net leased and other real estate portfolios includes net (income) loss on our loan portfolio, CRE debt securities and corporate business segments FOOTNOTES

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

ANALYST COVERAGE

Raymond James
Stephen Laws
901-579-4868

B. Riley
Matt Howlett
917-538-4762

BTIG
Sarah Barcomb
212-882-2336

JMP Securities
Steve DeLaney
212-906-3517

BofA Securities
Derek Hewett
646-855-2087

Jones Research
Matthew Erdner
843-414-9430

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

INVESTOR RELATIONS

ADDO Investor Relations
Anne McGuinness
310-829-5400
brsp@addo.com

BRIGHTSPIRE CAPITAL

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